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                       THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") dated as of August ___, 1998, by and between Mentus Media Corp., a Delaware corporation (the "Corporation") and Thomas M. Pugliese (the "Employee").

     WHEREAS, the Corporation and the Employee are parties to the Employment Agreement dated August 1, 1990, as previously amended pursuant to an Amendment dated September 25, 1996, and a Second Amendment dated August 29, 1997 (the "Employment Agreement"); and

     WHEREAS, the Corporation and the Employee desire to further amend the Employment Agreement pursuant to Section 12.3 thereof;

     NOW THEREFORE, in consideration of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:

     1. Section 4.1(a) of the Employment Agreement are hereby amended to read in its entirety as follows:

     "4.1 (a) During the Term, the Corporation shall pay to Employee a salary at an annual rate of $250,000.00 (the "Base Salary"), in equal or more frequent installments in accordance with the Corporation's regular policy. In addition to the Base Salary, Employee shall be entitled to receive a bonus at such time or times and in such amounts as is determined by the Corporation's Board of Directors."

     2. Retroactive to April 1, 1998, Sections 4.1(b), (c), (d), (e), (f), (g) and (h) shall be of no further force or effect, except that Sections 4.1 (d),
(e), (f), (g) and (h), to the extent applicable, shall continue to be in effect as to shares of Series C Stock issued to Employee under the Employment Agreement as in effect prior to the date hereof.

     3.   The Base Salary shall be payable retroactive to January 1, 1998.

     4. Except as modified hereby, the Employment Agreement shall remain in full force and effect.

     5. This Third Amendment to Employment Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6. Unless otherwise defined herein, all capitalized terms used in this Third Amendment to Employment Agreement shall have the definitions as set forth in the Employment Agreement.

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     IN WITNESS WHEREOF, each party executes this Third Amendment to Employment
Agreement as of the date set forth above.

     MENTUS MEDIA CORP.                          THOMAS M. PUGLIESE



     By
       ---------------------------               ---------------------------
     Michael Kolthoff, Assistant Secretary       Thomas M. Pugliese